Exhibit 99.2

United States Department of Justice

Office of the United States Trustee

Central District of California

In Re:	CHAPTER 11 (BUSINESS)

Gardenburger, Inc.	Case Number:	SA-05-19539-JB
	Operating Report Number:	5
Debtor(s).	For Month Ending:	February 28, 2006

I. CASH RECEIPTS AND DISBURSEMENTS

A. GENERAL ACCOUNT* CLOSED

CASH BASIS

Beginning Balance:		(2,147.76)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNTS REPORTS	5,494,578.51

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS:	(5,492,430.75)

3.	BEGINNING BALANCE:	—

4.	RECEIPTS DURING CURRENT PERIOD

Accounts receivable - Post filing

Accounts receivable - Pre filing

General Sales

Other (Specify)

Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:	—

5.	BALANCE:	—

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

Transfers to Other DIP accounts (PAYROLL)
Transfers to Other DIP accounts (Zions)
Bank Fees
Checks Cleared
Bank Card Payment
Other Disbursements (Wire transfers)

7.	TOTAL DISBURSEMENTS THIS PERIOD:	—

8.	ENDING BALANCE:	—
	Unreconciled Difference	—

General Account Numbers(s)	1459223132

Depository Name & Location	Bank of America
1655 Grant Street, Building A, 10th Floor
Concord, CA 94520-2445

*                      All receipts must be deposited into the general account.

**               Include receipts from the sale of any real or personal property out of the course of ordinary business: attach and exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***        This amount should be the same as the total from attachments

United States Department of Justice

Office of the United States Trustee

Central District of California

In Re:	CHAPTER 11 (BUSINESS)

Gardenburger, Inc.	Case Number:	SA-05-19539-JB
	Operating Report Number:	5
Debtor(s).	For Month Ending:	February 28, 2006

I. CASH RECEIPTS AND DISBURSEMENTS

B. Lock Box* CLOSED

	Beginning Balance		73,882.62

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNTS REPORTS		6,354,946.65

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS:		(6,428,829.27)

3.	BEGINNING BALANCE:		(0.00)

4.	RECEIPTS DURING CURRENT PERIOD

	Accounts receivable

	General Sales

	Other (Specify)

	Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:		—

5.	BALANCE:		(0.00)

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

	Wells Fargo Lock Box	(0.00)
	Disbursements - Bank service Charges

7.	TOTAL DISBURSEMENTS THIS PERIOD:		(0.00)

8.	ENDING BALANCE:		—

General Account Numbers(s)	8666503328

Depository Name & Location	Bank of America
231 S Lasalle St
Chicago, IL 60697

*                 All receipts must be deposited into the general account.

**          Include receipts from the sale of any real or personal property out of the course of ordinary business: attach and exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***   This amount should be the same as the total from attachments

United States Department of Justice

Office of the United States Trustee

Central District of California

In Re:	CHAPTER 11 (BUSINESS)

Gardenburger, Inc.	Case Number:	SA-05-19539-JB
	Operating Report Number:	5
Debtor(s).	For Month Ending:	February 28, 2006

I. CASH RECEIPTS AND DISBURSEMENTS

C. Lock Box

	Beginning Balance		—

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNTS REPORTS		6,567,429.19

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS:		(6,451,931.07)

3.	BEGINNING BALANCE:		115,498.12

4.	RECEIPTS DURING CURRENT PERIOD

	Accounts receivable	3,377,196.67

	Other (Specify)

	Other (Specify)

	Other (Specify)

	Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:		3,377,196.67

5.	BALANCE:		3,492,694.79

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

	Swept to line of Credit	3,207,787.06

7.	TOTAL DISBURSEMENTS THIS PERIOD:		3,207,787.06

8.	ENDING BALANCE:		284,907.73

General Account Numbers(s)	412-1206403

Depository Name & Location	Wells Fargo
245 S Los Robles Ave, Set 700
Pasadena, CA 91101-3630

*                 All receipts must be deposited into the general account.

**          Include receipts from the sale of any real or personal property out of the course of ordinary business: attach and exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***   This amount should be the same as the total from attachments

United States Department of Justice

Office of the United States Trustee

Central District of California

In Re:	CHAPTER 11 (BUSINESS)

Gardenburger, Inc.	Case Number:	SA-05-19539-JB
	Operating Report Number:	5
Debtor(s).	For Month Ending:	February 28, 2006

I. CASH RECEIPTS AND DISBURSEMENTS

D. (PAYROLL ACCOUNT)

		ACCRUAL

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNTS REPORTS	380,295.80

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS:	(376,163.74)

3.	BEGINNING BALANCE:	4,132.06

4.	RECEIPTS DURING CURRENT PERIOD
	Bank Transfers

5.	BALANCE:	4,132.06

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

Outstanding Prior Period
Payroll Transfers & Cleared checks (See ADP Register)
O/S payroll checks - (See bank reconciliation)
ADP Fees

7.	TOTAL DISBURSEMENTS THIS PERIOD:	—

8.	ENDING BALANCE:	4,132.06

	UNRECONCILED DIFFERENCE:	—

General Account Numbers(s)	1459322675

Depository Name & Location	Bank of America
1655 Grant Street, Building A, 10th Floor
Concord, CA 94520-2445

United States Department of Justice

Office of the United States Trustee

Central District of California

In Re:	CHAPTER 11 (BUSINESS)

Gardenburger, Inc.	Case Number:	SA-05-19539-JB
	Operating Report Number:	5
Debtor(s).	For Month Ending:	February 28, 2006

I. CASH RECEIPTS AND DISBURSEMENTS

E. GENERAL ACCOUNT*

				CASH BASIS

Beginning Balance:				—

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNTS REPORTS			5,670,226.02

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS:			5,725,145.65

3.	BEGINNING BALANCE:			(54,919.63)

4.	RECEIPTS DURING CURRENT PERIOD

	Accounts receivable - Post filing

	Accounts receivable - Pre filing

	General Sales

	Other (Specify)	Interest	423.01

	Other (Specify)	Loan Deposits	3,261,000.00

	TOTAL RECEIPTS THIS PERIOD:			3,206,503.38

5.	BALANCE:			4,018,156.05

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

	Transfers to Other DIP accounts (PAYROLL)		505,062.87
	Transfers to Other DIP accounts (Zions)		70,000.00
	Bank Fees		4,020.55
	Checks Cleared		1,481,212.98
	Bank Card Payment		6,448.37

	Other Disbursements (Wire transfers)		1,776,099.13

7.	TOTAL DISBURSEMENTS THIS PERIOD:			3,842,843.90

8.	ENDING BALANCE:			175,312.15

			Unreconciled Difference	—
			Invested	175,312.15

General Account Numbers(s)	4121 206411

Depository Name & Location	Wells Fargo
P.O. Box 63020
San Francisco, CA 94163

*                 All receipts must be deposited into the general account.

**          Include receipts from the sale of any real or personal property out of the course of ordinary business: attach and exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***   This amount should be the same as the total from attachments

United States Department of Justice

Office of the United States Trustee

Central District of California

In Re:	CHAPTER 11 (BUSINESS)

Gardenburger, Inc.	Case Number:	SA-05-19539-JB
	Operating Report Number:	5
Debtor(s).	For Month Ending:	February 28, 2006

I. CASH RECEIPTS AND DISBURSEMENTS

F. (PAYROLL ACCOUNT)*

			ACCRUAL

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNTS REPORTS		377,344.19
			—
2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS:		377,344.19

3.	BEGINNING BALANCE:		—

4.	RECEIPTS DURING CURRENT PERIOD

	Bank Transfers	505,062.87

5.	BALANCE:		505,062.87

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

Outstanding Prior Period			—
Checks Issued			97,808.37
Paid no Issue			404,307.45
Payroll transfers
Reversed
O/S payroll checks - (See bank reconciliation)
ADP Fees			2,947.05

7.	TOTAL DISBURSEMENTS THIS PERIOD:		505,062.87

8.	ENDING BALANCE:		—

General Account Numbers(s)	4121 206940

Depository Name & Location	Wells Fargo Bank
P.O. Box 63020
San Francisco, CA 94163

* This is a ZBA account and is reconciled along with the General Account.

Report 5

 I. SUMMARY SCHEDULE OF CASH

A.	GENERAL ACCOUNT:	BofA	—
B.	LOCK BOX:	BofA.	—
C.	LOCK BOX:	Wells	284,907.73
D.	PAYROLL :	BofA.	4,132.06
E	GENERAL ACCOUNT:	Wells	175,312.15
F	PAYROLL :	Wells	—

Other Accounts:	Zions Bank		29,214.80

See Zions Bank Account Activity

Other Monies			915.16

Total Cash Available			494,481.90

Petty Cash Transactions:			—

1

II. Status of Payments to Secured Creditors, Lessors and other parties to Executory Contracts

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payments	Post Petition Payments not made (Number)	Total Due

Irvine Company	Monthly	11,557.00	0	0
Freeport Center	Monthly	45,044.00	0	0
Well Fargo	Daily	3,207,787.06	0	0
Crown Credit	Monthly	177.00	0	0
Columbia Trust	Monthly	24,697.59	0	0
GE Capital	Monthly	1,462.82	0	0
Ikon Financial	Monthly	474.00	0	0
Grodon Brothers	Monthly	152,125.00	0	0

			Total Due:	$—

 III. Tax Liabilities

For the reporting Period:	February 28, 2006

		Gross Sales Subject to Sales Tax:		—
		Total Wages Paid		508,655.14

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount due
	Federal Withholding	13,632.98
	State Withholding	4,247.49
	FICA	23,644.01
	SUI	888.47
	Federal Unemployment	1,429.93
	Sales and Use	7,175.40
	Real Property	23,686.48
	Other	—

		$61,071.78	$—

1

IV. Aging of Accounts payable and Receivable

	Accounts Payable	Accounts Receivable
	Post Petition	Pre-Petition	Post Petition
30 Days or less	1,538,601.21		3,509,744.47
31 - 60 Days	100,769.81		186,146.90
61 - 90 Days	80,491.22		35,097.23
91 - 120 Days	36,785.24		31,143,28
Over 120 Days	(2,730.20)	(30,762.22)	19,815.38
Total	1,753,917.28		3,751,185.04

V. Insurance Coverage

	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through Date
General Liability	WAUSAU	2,000,000.00	January 1, 2007	December 31, 2006
Worker’s Comp	Worker’s Comp Fund	500,000/1,000,000	January 1, 2007	February 28, 2006
Worker’s Comp	Advantage Workers Comp Ins Co	500,000/1,000,000	January 1, 2007	February 28, 2006
Worker’s Comp	Alea North America Ins Co.	500,000/1,000,000	January 1, 2007	February 28, 2006
Casualty	Liberty Mutual	83,470,000.00	January 1, 2007	December 31, 2006
Vehicle	WAUSAU	1,000,000.00	January 1, 2007	December 31, 2006
Umbrella	WAUSAU	10,000,000.00	January 1, 2007	December 31, 2006
D&O	Twin City Fire	10,000,000.00	April 12, 2006	April 12, 2006
Product	Lloyds of London	1,000,000.00	January 1, 2007	December 31, 2006
Crime	Federal Ins Co	3,750,000.00	January 1, 2007	December 31, 2006
Excess Liability	Federal Ins Co	10,000,000.00	January 1, 2007	December 31, 2006
Fiduciary Liability	Federal Ins Co	2,000,000.00	January 1, 2007	December 31, 2006
Foreign Liability	Great Northern	1,000,000.00	January 1, 2007	December 31, 2006

VI:  United States Trustee Quarterly Fees
(Total Payments)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
12/31/2005	8,033,842.12	10,000.00	1/24/2006	10,000.00

Total	8,033,842.12	10,000.00		10,000.00	0

1

VII. Schedule of Compensation Paid to Insiders

Name of Insider	Date of Order Authorizing Compansation	Authorized Gross Compansation	Gross Compensation Paid During the Month
Scott Wallace		$11,000/Bi Weekly Payroll	22,000.00

			22,000.00

VIII. Schedule of Other amounts paid to insiders

Name of Insider	Date of Order Authorizing Compansation	Description	Amount Paid During the Month
Scott Wallace		Travel Reimbursement	460.68
Robert Trebing		Monthly Consulting fees	17,000.00
James Linford		Monthly Consulting fees	50,000.00

			67,460.68

* Please indicate how compensation was identified in the order (e.g. $1,000/Week, $2,500/Month)

1

IX. Profit & Loss Statement
(Accrual Basis Only)

		Current	Cumulative
Sales/Revenue

	Gross Revenue	4,047,646.04	19,105,711.67
	Less Returns/Discounts	(2,043.98)	(45,416.36)
		4,045,602.06	19,060,295.31

Cost of Goods Sold
	Beginning Inventory	(6,999,794.00)	(6,361,456.79)
	Purchases	(2,014,480.65)	(10,673,131.02)
	Ending Inventory	(6,539,886.46)	(6,539,886.46)
	Cost of Goods Sold	(2,474,388.19)	(10,494,701.35)
Gross Profit		1,571,213.87	8,565,593.96

	Other Operating Income	0.00	0.00

Operating Expenses
	Payroll - Insiders	(22,000.00)	(120,461.58)
	Payroll - Other Employees	(276,009.85)	(1,230,188.12)
	Payroll Taxes	(22,475.85)	(107,277.00)
	Other Taxes	(2,896.62)	(35,052.55)
	Depreciation & Amortization	(194,668.94)	(979,436.76)
	Rent	(56,955.83)	(280,406.30)
	Lease Expense	(4,240.09)	(23,709.31)
	Insurance	(42,365.24)	(201,195.48)
	Real Property Taxes	(17,375.78)	(92,092.15)
	Telephone & Utilities	(115,964.44)	(620,646.56)
	Repairs & Maint-Plant Equip & Office	(83,270.06)	(377,225.06)
	Sanitation Chemicals	(3,002.60)	(37,627.43)
	Other Sanitation Expense	(1,933.10)	(8,774.96)
	Safety Expense	(234.03)	(2,545.32)
	Repairs & Maintenance	(88,439.79)	(427,570.71)
	Travel	(10,691.90)	(68,883.60)

Miscellaneous Operating Expenses
	Freight into Cold Storage	(6,698.29)	(30,011.63)
	Freight-In DC to DC	(55,631.77)	(292,542.80)
	Freight Out-Pick Charge	(12,168.21)	(60,948.02)
	Product Storage	(66,315.47)	(317,162.27)
	Product Storage-Club	(7,285.38)	(43,897.66)
	Laundry Expense	(8,298.87)	(43,091.27)
	Production Supplies	(10,042.28)	(76,014.06)
	Pallet Expense	(6,690.67)	(25,930.50)
	Lecithin Expense	(3,588.75)	(19,335.46)
	Former Plates	—	(3,050.00)
	Dalsorb	—	(47.64)
	Supplies Nitrogen	7,669.00
	Actual Overhead Costs	750,586.85	3,687,157.87
	Overhead Alloc-Frght & Strge	85,769.05	422,007.94
	Worker’s Compensation Exp	(3,328.12)	(11,013.32)
	Medical Benefits	(19,698.00)	(107,161.46)
	Employer 401K Benefits	1,435.90	2,434.67

Employee Outplacement		(4,000.00)
Employee Benefits-Auto	(4,200.00)	(21,000.00)
Employee Benefits-Events	(700.00)	(4,088.00)
Employee Benefits-Recognition		(103.95)
Employee Benefits-Other	(2,702.99)	(14,937.76)
Employee Benefits-KARMA	(807.24)	(3,338.40)
Training & Education		(2,416.53)
H/R Other		150.00
Recruiting Fees	(94.97)	(1,989.22)
Postage	(737.33)	(5,917.92)
Air Freight & Delivery-Admin	(2,431.52)	(11,267.16)
Office Supplies	(3,267.91)	(23,919.87)
Board Expenses	(15,668.00)	(50,336.00)
Investor Report-O/S Consulting		(85.00)
Securities Fees	(1,704.58)	(7,934.57)
Bank Charges	(159.00)	(15,430.31)
Outside Services	(132,278.76)	(373,320.48)
Computer Expenses		(1,240.66)
Expensed Equipment		(819.05)
Vehicles Expense	(693.04)	(1,170.48)
Dues & Subscriptions	(1,357.36)	(6,079.61)
Contributions-Product	(3,052.00)	(21,540.40)
Software Licenses & Maint	(5,185.50)	(17,763.75)
Customer A/R Discount	(66,949.70)	(329,846.71)
A/P Discounts Earned	1,996.10	10,082.02
A/R Payment Differences	(18,817.49)	(76,625.05)
Spoilage Expense **NEW**	(28,122.24)	(197,570.21)
Other Operating Expenses	156.05	713.81
Advertising Expense	(10,000.00)	(10,000.00)
Media Expense-Print	(10,125.70)	(100,775.70)
Materials Production	(25,000.00)	(155,753.60)
PR-Nat’l Publicity		(16,293.45)
PR-New Products	(1,535.00)	(14,108.56)
Promo’s-Other Trial Programs	(50,841.75)	(100,879.63)
Coupon Exp-FSI Insertion		315.69
Coupon Exp-Printing		(26,912.66)
Coupon Exp-Redemption	(54,182.45)	(92,375.84)
Website Exp-Promo’s	(5,521.56)	(28,278.12)
Merchandising-Materials	(14,459.26)	(43,043.19)
Research Expense	(5,680.43)	(33,858.15)
Existing Pkg Updates		(28,836.44)
New Prod-Intro 4	(8,000.00)	(76,625.00)
New Prod-Misc Packaging	(20,000.00)	(23,207.26)
New Prod Testing-Materials	(700.01)	(16,570.48)
Product Testing	(1,960.09)	(5,006.28)
Freight Out-POS	(58.81)	(348.53)
Other Marketing Exp	—	(25.00)
Demo Exp-2005	(1,040.00)	(2,591.04)
Demo Exp-2006	(60,310.68)	(315,350.75)
Slotting Fees-2005		10,863.57
Slotting Fees-2006	(3,750.00)	(121,732.05)
Contract Expense	(51,116.67)	(238,916.69)
Invalid Deductions - 2005	(293.82)	(3,129.82)
Audit Deductions 2006		(25,009.81)
TS - Accrual (Prior FY)		527,689.96

TS - Accrual (Current FY)	131,822.04	(623,681.99)
Misc Trade Spending	(500.00)	(8,937.54)
SKU & RM Non Budget Other	(697.80)	(8,031.96)
Brokers/Merch Commissions	(115,972.61)	(582,776.82)
Distr Headquarters Prog	(80,989.70)	(346,425.34)
Broker/Merch Incentives	(540.00)	(1,578.00)
Freight Out-Pick Charge Alloc.	(12,168.20)	(60,948.01)
Freight	(125,000.00)	(467,283.92)
Cust Freight Allowance	(2,924.60)	(20,927.57)
Storage - Allocated	(73,600.85)	(361,059.94)
Product Samples Cost	(12,764.70)	(74,363.73)
Trade Show Expense-2005		(5,474.53)
Trade Show Expense-2006	(11,013.24)	(56,487.06)
Trade Promo/Off Inv-2005	(10,229.00)	(70,872.10)
Trade Promo/Off Inv-2006	(246,771.58)	(960,602.85)
Allowance 3rd Party-2005	(2,252.67)	(135,821.72)
Allowance 3rd Party-2006	(65,416.16)	(271,651.45)
Trade Promo/Allow-2005	(3,065.18)	(264,335.16)
Trade Promo/Allow-2006	(118,539.07)	(423,456.51)
Trade Spending-2005	(821.03)	(116,917.57)
Trade Spending-2006	(14,367.41)	(106,198.77)
Trade Promos/Ads-2005		(31,374.37)
Trade Promos/Ads-2006	(30,500.00)	(74,970.84)
Trade Promos/Mktg Prog-2005	(2,816.67)	(45,310.88)
Trade Promos/Mktg Prog-2006	(45,050.00)	(154,335.00)

Miscelaneous Operating Expenses	(817,486.15)	(4,307,314.33)
Net Gain/(Loss) From Operations	(100,356.61)	71,359.51

Non Operating Income:		2,947.71
		2,947.71
Non Operating Expenses:
Interest Exp-Financing Fees	(105,959.52)	(627,365.66)
Interest Expense	(106,544.40)	(526,400.58)
Dividends Payable		(157,289.92)
Legal Fees-Corporate	(117,189.48)	(700,621.07)
Legal Fees-Trademark Defense	(2,838.00)	(9,740.39)
Legal Fees-Other	—	(50.00)
Accounting Fees		(115,066.50)
Non-Operating Expenses	(332,531.40)	(2,136,534.12)

Net Income/(Loss)	(432,888.01)	(2,062,226.90)

X. Balance Sheet
(Accrual Basis Only)
February 28, 2006

Assets
Unrestricted Cash	690.36
Restricted Cash	284,907.73
Accounts Receivable	2,894,758.44
Inventory	6,539,886.46
PrepaidExpenses	1,952,906.63
Total Current Assets	11,673,149.62

Property, Plant & Equipment	23,484,990.59
Accumulated Depreciation	(16,040,214.69)
Net Property Plant & Equipment	7,444,775.90

Other Assets (Net of Amoritzation)	820,022.67
Due From Insiders	0.00
Total Assets	19,937,948.19

Liabilities
Post-Petition Liabilities
Accounts Payable Trade	(1,753,917.28)
Taxes Payable	(85,492.26)
Notes Payable	0.00
Professional Fees	(31,768.78)
Secured Debt	(8,337,171.62)

Other Liabilities
A/P Accrued-Inventory	0.00
Accr Salaries & Wages	(277,437.20)
Accrued Vacation	(232,268.70)
Accr Payroll Taxes less Workers comp	0.00
A/P Accrued-Non Inventory	(23,640.68)
A/P Accrued-Manual Entries	(408,995.41)
Accrued Coupon Liability	(424.74)
Accr Demo Exp-Club Stores
Accr Broker’s Commissions	(30,156.60)
Accrued Insurance Payable	(160,117.13)
Accr Interest	(39,311.42)
Accr Worker’s Comp	(147.28)
Other Employee Withholdings	3,655.23
Accrued Flex Spending	(1,274.39)
Accrued 401k	(3,060.89)
Accrued Sales Bonuses	(36,499.00)
Other Short Term Liabilities	(12,035.88)
Contract Liabilities	(320,927.64)
Total Other Post-Petition Liabilities	(1,542,641.73)
Total Post-Petition Liabilities	(11,750,991.67)

Pre-Petition Liabilities

Secured Debt	0.00
Priority Liabilities	0.00
Accounts Payable Trade	(2,897,035.81)
Accr Exec Retention Bonus	(657,506.00)
Sub N/P Current Portion	(28,128,854.09)
Other (Itemize)	0.00
Unsecured Liabilities	(31,683,395.90)
Other (Itemize)	0.00
Total Pre-Petition Liabilities	(31,683,395.90)
Total Liabilities	(43,434,387.57)

Capital Common Stock	(11,188,961.28)
Con Preferred Stock	(53,061,454.77)
Capital Paid-In Surplus	(19,983,233.21)
Effect of Foreign Curr Transln	(2,580.15)
Retained Earnings	105,670,441.89
Prepetition Owners Equity	21,434,212.48
Post-Petition Profit/(Loss)	2,062,226.90
Direct Charges to Equity	0.00

Total Liabilities & Equity	(19,937,948.19)

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XI. Questionnaire

1.  Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court?  If “Yes”, explain below.

No   ☒   Yes  ☐

2.  Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?

If “YES”, explain below.

No   ☒   Yes  ☐

3.  State what progress was made during the reporting period toward filing a plan of reorganization.

We filed the Plan on December 09, 2005.

Disclosure Statement approved by court on January 18, 2006.

Ballots were returned by March 1, 2006.

No objections to the Plan were filed

Confirmation hearing was March 15, 2006 and the Plan was confirmed.

The Plan will go effective on March 30, 2006.

4.  Describe potential future developments which may have a significant impact on the case:

None.

5.  Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

6.  Did you receive any exempt income this month, which is not set forth in the operation report?  If “Yes”, please set forth the amounts and sources of the income below.

No.

I,	/s/ Richard D. Werblin
	Richard D. Werblin	Director of Finance

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

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